EXHIBIT 99.1

FOR IMMEDIATE RELEASE

Contact:

Rudy E. Schupp

Chief Executive Officer

(561) 616-3029

John Marino

President and Chief Financial Officer

(561) 616-3046

1st United Bancorp, Inc. Announces Special Dividend

BOCA RATON, FLA.— December 11, 2012—1st United Bancorp, Inc. (“1st United”) (Nasdaq: FUBC), the holding company for 1st United Bank, a Florida chartered commercial bank, announced today that its board of directors has declared a special cash dividend on 1st United common stock of $0.10 per share, payable December 28, 2012, for shareholders of record as of the close of business on December 21, 2012.

Rudy Schupp, Chief Executive Officer of the Company, commented: “With the uncertainty surrounding the federal tax treatment of dividends in the future, we believe that the payment of this special dividend is in the best interests of our shareholders. Given our earnings to date, high capital levels and strong balance sheet, we are in a position to distribute capital to our shareholders, under today’s dividend tax rates, without impairing our strategic plan going forward.”

1st United also announced today that its board of directors anticipates commencing the payment of regular quarterly dividends initially of $0.01 per share on its common stock beginning in the first quarter of 2013.

About 1st United Bancorp, Inc.

1st United is a financial holding company headquartered in Boca Raton, Florida. 1st United’s principal subsidiary, 1st United Bank, is a Florida chartered commercial bank, which operates 22 branches in South and Central Florida, including Brevard, Broward, Hillsborough, Indian River, Miami-Dade, Orange, Palm Beach, Pasco and Pinellas Counties. 1st United’s principal executive office and mailing address is One North Federal Highway, Boca Raton, FL 33432.

Forward Looking Statements

Any non-historical statements in this press release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based on current plans and expectations that are subject to uncertainties and risks, which could cause 1st United’s future results to differ materially. The following factors, among others, could cause our actual results to differ: the ability of our wholly owned subsidiary, 1st United Bank, to declare and pay dividends to us; growth and profitability of both our interest and noninterest income; the failure to achieve expected gains and revenue growth; our ability to integrate the business and operations of companies and banks that we have acquired, and those that we may acquire in the future; the accuracy of our financial statement estimates and assumptions, including the estimate of our loan loss provision; our ability to comply with the extensive laws and regulations to which we are subject; our need and our ability to incur additional debt or equity financing; the strength of the United States economy in general and the strength of the local economies in which we conduct operations; the effects of harsh weather conditions, including hurricanes, and man-made disasters; inflation, interest rate, market, and monetary fluctuations; the effects of our lack of a diversified loan portfolio, including the risks of geographic and industry concentrations; the frequency and magnitude of foreclosure of our loans; legislative and regulatory changes; the willingness of clients to accept third-party products and services rather than our products and services and vice versa; changes in securities and real estate markets; increased competition and its effect on pricing; technological changes; changes in monetary and fiscal policies of the U.S. Government; the effects of security breaches and computer viruses that may affect our computer systems; changes in consumer spending and saving habits; changes in accounting principles, policies, practices or guidelines; anti-takeover provisions under federal and state law as well as our articles of incorporation and our bylaws; and our ability to manage the risks involved in the foregoing. These factors, as well as additional factors, can be found in our periodic and other filings with the SEC, which are available at the SEC’s internet site (http://www.sec.gov). Actual results may differ materially from projections and could be affected by a variety of factors, including factors beyond our control. Forward-looking statements in this press release speak only as of the date of the press release, and 1st United assumes no obligation to update forward-looking statements or the reasons why actual results could differ.